UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2005

ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

Maryland	1-16755	84-1592064

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (303) 708-5959

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01. OTHER EVENTS

     On June 8, 2005, Archstone-Smith Trust entered into a full and final settlement of litigation in the United States District Court for the District of Maryland with three national disability organizations and agreed to capital improvements in a number of its communities in order to make them fully compliant with the Fair Housing Act and Americans with Disabilities Act. A press release announcing the settlement is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) Exhibits.

Exhibit 99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST
	By:	/s/ Thomas S. Reif
Dated: July 13, 2005		Name:	Thomas S. Reif
		Title:	Group Vice President and Assistant General Counsel

EXHIBIT INDEX

Exhibit 99.1	Press Release